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EXHIBIT 25  POWER OF ATTORNEY


FARMERS NATIONAL BANCORP POWER OF ATTORNEY


     We, the undersigned Directors of Farmers National Bancorp, a Maryland corporation ("Bancorp"), hereby constitute and appoint Charles L. Schelberg our true and lawful agent and attorney-in-fact with the full power to sign for us, in our names and in the capacities indicated below, and Annual Report on Form 10-K, for the fiscal year ended December 31, 1993, for the purpose of filing an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Signature                           Title               Date

\s\ L. Tayloe Lewis, Jr.
_____________________________             Director      March 8, 1994
L. Tayloe Lewis, Jr.

\s\ Louis Hyatt
_____________________________             Director      March 8, 1994
Louis Hyatt

\s\ Alexander V. Sandusky
_____________________________             Director      March 8, 1994
Alexander V. Sandusky

\s\ John M. Suit, II
_____________________________             Director      March 8, 1994
John M. Suit II

\s\ Raymond C. Shockley
_____________________________             Director      March 8, 1994
Raymond C. Shockley

\s\ Joseph S. Quimby
_____________________________             Director      March 8, 1994
Joseph S. Quimby

\s\ John B. Melvin
_____________________________             Director      March 8, 1994
John B. Melvin

\s\ W. Robert Newnam
_____________________________             Director      March 8, 1994
W. Robert Newnam

\s\ M. Virginia Meredith
_____________________________             Director      March 8, 1994
M. Virginia Meredith

\s\ Donald S. Taylor
_____________________________             Director      March 8, 1994
Donald S. Taylor

\s\ Cary L. Meredith
_____________________________             Director      March 8, 1994
Cary L. Meredith

\s\ William W. Simmons
_____________________________             Director      March 8, 1994
William W. Simmons

\s\ James D. Edwards
_____________________________             Director      March 8, 1994
James D. Edwards

\s\W. Calvin Gray, Jr.
_____________________________             Director      March 8, 1994
W. Calvin Gray, Jr.